UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 7, 2019
TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the three proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the eleven nominees listed below was elected a director of Registrant to hold office until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Alessandro Bogliolo	99,344,700	193,620	142,528	7,776,444
Rose Marie Bravo	96,267,111	3,304,184	109,553	7,776,444
Hafize Gaye Erkan	99,317,011	224,931	138,906	7,776,444
Roger N. Farah	97,488,943	2,015,414	176,491	7,776,444
Jane Hertzmark Hudis	99,354,857	195,583	130,408	7,776,444
Abby F. Kohnstamm	98,131,221	1,390,941	158,686	7,776,444
James E. Lillie	98,829,718	715,369	135,761	7,776,444
William A. Shutzer	98,435,836	1,117,333	127,679	7,776,444
Robert S. Singer	98,941,437	589,010	150,401	7,776,444
Francesco Trapani	98,834,867	674,986	170,995	7,776,444
Annie Young-Scrivner	99,355,579	208,690	116,579	7,776,444

Proposal Two.  Ratification of the selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm to audit Registrant’s consolidated financial statements for the fiscal year ending January 31, 2020.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
104,107,692	3,270,899	78,701	---

Proposal Three.  Approval, on an advisory basis, of the compensation paid to Registrant’s named executive officers in the fiscal year ended January 31, 2019.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
95,451,059	4,083,549	146,240	7,776,444

Item 8.01	Other Events.

Effective June 4, 2019, Registrant’s Board of Directors (“Board”) adopted revised Corporate Governance Principles for Registrant. The amended and restated Corporate Governance Principles are attached hereto as Exhibit 10.34 to this Current Report on Form 8-K.

Registrant maintains a share ownership policy for its executive officers and directors. On June 4, 2019, the Board approved certain clarifying changes to the Share Ownership Policy for Executive Officers and Directors. The form of such revised policy is attached hereto as Exhibit 10.35 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 4, 2019, the Board approved amendments to the Tiffany & Co. Director Compensation Deferral Plan (previously titled, prior to such amendments, the Tiffany & Co. Director Fee Deferral Plan). The amendments permit non-employee directors to elect to receive their equity compensation wholly in the form of restricted stock units, or divided equally between restricted stock units and stock options. The foregoing summary of the Tiffany & Co. Director Compensation Plan is not complete and is qualified in its entirety by such Plan, a copy of which is filed as Exhibit 10.36 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.34	Corporate Governance Principles, amended and restated effective June 4, 2019.

10.35	Tiffany & Co. Share Ownership Policy for Executive Officers and Directors, amended and restated effective June 4, 2019.

10.36	Tiffany & Co. Director Compensation Deferral Plan, amended and restated effective June 4, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: June 7, 2019

EXHIBIT INDEX

Exhibit No.	Description

10.34	Corporate Governance Principles, amended and restated effective June 4, 2019.

10.35	Tiffany & Co. Share Ownership Policy for Executive Officers and Directors, amended and restated effective June 4, 2019.

10.36	Tiffany & Co. Director Compensation Deferral Plan, amended and restated effective June 4, 2019.